United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of the Company held on April 30, 2025, shareholders voted on the following matters:
(1)To elect thirteen Director nominees to serve on the Board of Directors of the Company for a one-year term that will expire at the 2026 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hope Andrade	52,557,377	678,610	73,991	5,625,035
Chris M. Avery	51,905,582	1,334,534	69,862	5,625,035
Anthony R. Chase	51,429,930	1,785,829	94,219	5,625,035
Cynthia J. Comparin	52,648,488	583,667	77,823	5,625,035
Samuel G. Dawson	51,950,843	1,277,414	81,721	5,625,035
Crawford H. Edwards	52,996,968	233,369	79,641	5,625,035
John T. Engates	53,172,826	55,257	81,895	5,625,035
Phillip D. Green	51,832,816	1,418,544	58,618	5,625,035
David J. Haemisegger	52,130,578	1,098,957	80,443	5,625,035
Charles W. Matthews	49,328,558	3,869,255	112,165	5,625,035
Joseph A. Pierce	51,918,599	1,294,306	97,073	5,625,035
Linda B. Rutherford	51,924,005	1,302,181	83,792	5,625,035
Jack Willome	51,967,444	1,226,466	116,068	5,625,035
(2)To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	50,909,698
Votes Against	1,782,930
Abstentions	617,350
Broker Non-Votes	5,625,035
(3)To ratify the selection of Ernst & Young LLP to act as independent auditors of the Company for the fiscal year that began January 1, 2025. Final voting results were as follows:

Votes For	57,692,473
Votes Against	1,173,607
Abstentions	68,933

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Daniel J. Geddes
Daniel J. Geddes
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer)

Dated:	April 30, 2025

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